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                                                                   EXHIBIT 10.10

                             TIME WARNER CABLE INC.
                                290 HARBOR DRIVE
                               STAMFORD, CT 06902

May 10, 2005

COMCAST CORPORATION
1500 Market Street
Philadelphia, PA 19102
Attention: Larry Smith

TWE HOLDINGS II TRUST
801 West Street, 2nd Floor
Wilmington, DE  19801
Attention: Edith E. Holiday

Ladies and Gentlemen:

            Reference is made to that certain Tolling and Optional Redemption Agreement, dated as of September 24, 2004, as amended from time to time (the "AGREEMENT"), by and among Comcast Corporation, a Pennsylvania corporation, Time Warner Cable Inc., a Delaware corporation, TWE Holdings II Trust, a Delaware statutory trust, and the other parties named therein. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Agreement.

            The parties hereto agree on behalf of themselves and their respective Affiliates that the (i) first 20 day period referred to in the second sentence of Section 7.20(a) of the Agreement shall be extended to 23 days, (ii) 15 day period referred to in the first sentence of Section 7.20(c) of the Agreement (as previously extended by the parties to 20 days) shall be further extended to 23 days, and (iii) 15 day period referred to in the second sentence of Section 7.20(d) of the Agreement shall be extended to 23 days.

            Any amendment of this letter agreement must be in writing. This letter agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this letter agreement (or its signature page thereof) shall be deemed to be an executed original thereof.

            THE VALIDITY, PERFORMANCE, AND ENFORCEMENT OF THIS LETTER AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE.

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            IN WITNESS WHEREOF, the undersigned has executed this letter agreement as of the day and year first above written.

                                        COMCAST CORPORATION

                                        By: /s/ Robert S. Pick
                                            ------------------------------------
                                            Name: Robert S. Pick
                                            Title: Senior Vice President

                                        TIME WARNER CABLE INC.

                                        By: /s/ David E. O'Hayre
                                            ------------------------------------
                                            Name: David E. O'Hayre
                                            Title: EVP, Investments

                                        TWE HOLDINGS II TRUST

                                        By: /s/ Edith E. Holiday
                                            ------------------------------------
                                            Name: Edith E. Holiday, solely in
                                            her capacity as Operating Trustee